SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 14, 2004

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	0-24068	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On April 14, 2004, Xerox Corporation (“Xerox”) announced an agreement with Consolidated Graphics, Inc. (the “Company”) making Xerox the exclusive provider of digital color printing technology to the Company’s 65 nationwide commercial printing locations.  A copy of the press release issued by Xerox is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information.  Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(C)   EXHIBITS

The following exhibit is filed herewith:

99.1

Press release issued by Xerox dated April 14, 2004, related to the announcement of the agreement between the Company and Xerox making Xerox the exclusive provider of digital color printing technology to the Company’s 65 nationwide commercial printing locations.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ G. Christopher Colville
G. Christopher Colville
Executive Vice President
Chief Financial Officer and Secretary

Date: April 16, 2004